UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2018

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Tsugaru PEG LP Purchase and Sale Agreement and Tsugaru GPI Purchase and Sale Agreement

On February 26, 2018, Pattern Energy Group Inc. (“Pattern Energy”) entered into a Purchase and Sale Agreement (the “Tsugaru PEG LP PSA”) with Pattern Energy Group LP, a Delaware limited partnership ( “PEG LP”), and a Purchase and Sale Agreement (the “Tsugaru GPI PSA,” together with the Tsugaru PEG LP PSA, the “Tsugaru PSAs”) with Green Power Investment Corporation, a Japanese corporation and controlled affiliate of PEG LP (“GPI”).

Green Power Tsugaru GK, a Japanese godo kaisha (the “Tsugaru Project Company”) is currently constructing the Tsugaru wind project located in Aomori Prefecture, Japan, with an expected name plate capacity of 122 MW, which is expected to commence commercial operations in mid-2020.

Upon the terms and subject to the conditions set forth in the Tsugaru PSAs, Pattern Energy will purchase (i) 95% of the equity interests in the Tsugaru Project Company from a wholly owned subsidiary of PEG LP and (ii) 5% of the equity interests in the Tsugaru Project Company directly from GPI. The consideration in connection with the transactions described in the preceding sentence (the “Tsugaru Transactions”) will be paid to the applicable seller as follows: (a) at the closing of the Tsugaru Transactions (“Closing”), approximately $48.4 million (subject to certain adjustments), in the aggregate, shall be paid to PEG LP and GPI, and, following Closing, Pattern Energy will contribute an additional approximately $31.3 million of equity into the Tsugaru Project Company (resulting in total payments of approximately $79.7 million) and (b) following the date the term conversion of the construction loan to a term loan is consummated, or if such conversion does not occur, the commencement of commercial operations of the Tsugaru wind project (such date, as applicable, the “Final Completion Date”), approximately ¥12.567 billion (subject to certain adjustments), in the aggregate, shall be paid to PEG LP and GPI. Following the consummation of the Tsugaru Transactions, Pattern Energy will own 100% of the equity interests in the Tsugaru Project Company.

The obligations of Pattern Energy, PEG LP and GPI, as applicable, to consummate the Tsugaru Transactions are subject to the satisfaction or waiver of various customary conditions, including, among others, (i) the absence of any events or conditions which would prevent the closing of a term loan facility to finance the Tsugaru wind project, (ii) no violation of governmental rules and no order of any court or administrative agency being in effect which restrains or prohibits the Tsugaru Transactions and (iii) subject to certain exceptions, the accuracy of the representations of the other party set forth in the Tsugaru PSAs.

The Tsugaru PSAs provide for certain limited rights to terminate the Tsugaru PSAs, including if (i) the Tsugaru Transactions have not been consummated by June 30, 2018, (ii) either the Kanagi, Ohorayama and Futtsu PEG LP PSA (as defined below) or the Kanagi, Ohorayama and Otsuki GPI PSA (as defined below) is terminated, or (iii) the financing for the Tsugaru Project Company under the credit agreement is reasonably expected to not be consummated.

The Tsugaru PSAs include customary representations by Pattern Energy, PEG LP and GPI, as applicable, including as to due authorization, non-contravention, governmental consents and approvals, enforceability, ownership and title and no litigation or adverse claims, tax matters and certain other representations with respect to the underlying wind project. The Tsugaru PSAs provide for customary indemnification by Pattern Energy, PEG LP and GPI, as applicable, for breaches of representations or covenants, which indemnification is subject to customary limitations including, among other things, basket, cap and time limits. Each of PEG LP and GPI is obligated to bear its proportionate share of any indemnification payments related to representations, warranties and covenants with respect to the Tsugaru Project Company or the underlying wind project.

Pattern Energy expects to fund the contemplated cash purchase consideration under the Tsugaru PSAs to be paid at Closing, using available liquidity. Construction debt bridge facilities will close shortly after the acquisition, replacing acquisition capital with local capital, and will provide a natural foreign exchange hedge during the construction period. At the Final Completion Date, those bridge facilities will be repaid through available liquidity.

Copies of the Tsugaru PSAs are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein. The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Kanagi, Ohorayama and Futtsu PEG LP Purchase and Sale Agreement and Kanagi, Ohorayama and Otsuki GPI Purchase and Sale Agreement

On February 26, 2018, Pattern Energy entered into a Purchase and Sale Agreement (the “Kanagi, Ohorayama and Futtsu PEG LP PSA”) with PEG LP related to the purchase of interests in GK Green Power Kanagi, a Japanese godo kaisha (the “Kanagi Project Company”), GK Green Power Otsuki, a Japanese godo kaisha (the “Ohorayama Project Company”) and GK Green Power Futtsu, a Japanese godo kaisha (the “Futtsu Project Company”), in each case, from wholly owned subsidiaries of PEG LP. Simultaneously with the execution of the Kanagi, Ohorayama and Futtsu PEG LP PSA, Pattern Energy entered into a Purchase and Sale Agreement (the “Kanagi, Ohorayama and Otsuki GPI PSA,” together with the Kanagi, Ohorayama and Futtsu PEG LP PSA, the “84 MW PSAs”) with GPI related to the purchase of interests in the Kanagi Project Company, the Ohorayama Project Company and Otsuki Wind Power Corporation, a Japanese kabushiki kaisha (the “Otsuki Project Company”), in each case, directly from GPI.

The Kanagi Project Company is operating the Kanagi solar project located in Shimane Prefecture, Japan, with a name plate capacity of 10MW. The Ohorayama Project Company is currently constructing the Ohorayama wind project located in Kochi Prefecture, Japan, with a name plate capacity of 33MW, which is expected to commence commercial operations in March 2018. The Futtsu Project Company is operating the Futtsu solar project located in Chiba Prefecture, Japan, with a name plate capacity of 29MW. The Otsuki Project Company is operating the Otsuki wind project located in Kochi Prefecture, Japan, with a name plate capacity of 12MW.

Upon the terms and subject to the conditions set forth in the 84 MW PSAs, Pattern Energy will purchase, in the aggregate: (i) from a wholly owned subsidiary of PEG LP and directly from GPI, 100% of the equity interests in the Kanagi Project Company, (ii) from a wholly owned subsidiary of PEG LP and directly from GPI, 100% of the equity interests in the Ohorayama Project Company, (iii) from a wholly owned subsidiary of PEG LP, 47.69% of the equity interests in the Futtsu Project Company and the right to purchase an additional 47.69% of the equity interests in the Futtsu Project Company from EFS Japan B.V. and (iv) from GPI, 100% of the equity interests in the Otsuki Project Company (collectively, the “84 MW Transactions”) for an aggregate purchase price of approximately $131.5 million, comprised of approximately $111.5 million (subject to certain adjustments) to be paid to PEG LP at the closing of the 84 MW Transactions and an additional $20.0 million to be paid to EFS Japan B.V. upon Pattern Energy’s exercise of the option to purchase the additional 47.69% of the equity interests in the Futtsu Project Company. Following the consummation of the 84 MW Transactions and Pattern Energy’s exercise of its option to purchase an additional 47.69% of the equity interests in the Futtsu Project Company from EFS Japan B.V., (A) Pattern Energy will own 100% of the Class B equity interests in the Futtsu Project Company, which entitles Pattern Energy to 95.38% of the voting rights and approximately 75% of the distributions paid by the Futtsu Project Company, and (B) GPI will own 100% of the Class A equity interests in the Futtsu Project Company, which entitles GPI to 4.62% of the voting rights and approximately 25% of the distributions paid by the Futtsu Project Company.

The obligations of Pattern Energy, PEG LP and GPI, as applicable, to consummate the 84 MW Transactions are subject to the satisfaction or waiver of various customary conditions, including, among others, (i) no violation of governmental rules and no order of any court or administrative agency being in effect which restrains or prohibits the 84 MW Transactions, (ii) subject to certain exceptions, the accuracy of the representations of the other party set forth in the 84 MW PSAs and (iii) no expected failure of any closing condition set forth in the Tsugaru PEG LP PSA. In addition, the obligations to consummate the transactions contemplated by the Kanagi, Ohorayama and Futtsu PEG LP PSA are cross-conditioned upon the consummation of the transactions contemplated by the Kanagi, Ohorayama and Otsuki GPI PSA, and vice versa.

The 84 MW PSAs provide for certain limited rights to terminate the 84 MW PSAs, including if (i) the 84 MW Transactions have not been consummated by June 30, 2018 or (ii) any of the Tsugaru PSAs are terminated.

The 84 MW PSAs include customary representations by Pattern Energy, PEG LP and GPI, as applicable, including as to due authorization, non-contravention, governmental consents and approvals, enforceability, ownership and title and no litigation or adverse claims, tax matters and certain other representations with respect to the underlying wind or solar projects. The 84 MW PSAs provide for customary indemnification by Pattern Energy, PEG LP and GPI, as applicable, for breaches of representations or covenants, which indemnification is subject to customary limitations including, among other things, basket, cap and time limits. Each of PEG LP and GPI is obligated to bear its proportionate shares of any indemnification payments related to representations, warranties and covenants with respect to the Kanagi Project Company, the Ohorayama Project Company or the underlying solar or wind project, as applicable.

Pattern Energy expects to fund the contemplated cash purchase consideration under the 84 MW PSAs using available liquidity.

Copies of the 84 MW PSAs are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated by reference herein. The foregoing descriptions of such agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Deferred Payment Agreement

On February 26, 2018, Pattern Energy entered into a Deferred Payment Agreement (the “Deferred Payment Agreement”) with PEG LP, pursuant to which, if (i) Pattern Energy sells or otherwise monetizes any or all of the wind or solar projects or corresponding project companies underlying the transactions contemplated by the Tsugaru PEG LP PSA and/or the Kanagi, Ohorayama and Futtsu PEG LP PSA on or before December 31, 2019, and (ii) such sale or monetization event is based upon an enterprise value of the applicable project or project company (adjusted to account solely for the portion thereof purchased by Pattern Energy from PEG LP) that exceeds the enterprise value ascribed to such project or project company (adjusted to account solely for the portion thereof purchased by Pattern Energy from PEG LP) at the closing of the Tsugaru PEG LP PSA or the Kanagi, Ohorayama and Futtsu PEG LP PSA, as applicable (such excess, the “Net Monetization Event Proceeds”), then Pattern Energy shall pay PEG LP 20% of the Net Monetization Event Proceeds from such sale or other monetization event.

A copy of the Deferred Payment Agreement is attached hereto as Exhibit 10.5, and is incorporated by reference herein. The foregoing description of such agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

GPI Transaction

In connection with the Tsugaru Transactions and the 84 MW Transactions, PEG LP intends to sell 100% of its interests in GPI to Pattern Energy Group 2 LP, a non-controlled affiliate of Pattern Energy. Pattern Energy intends to waive its right of first offer (the “ROFO”) over the interests in GPI under that certain Amended and Restated Purchase Rights Agreement dated as of June 16, 2017 by and among PEG LP, Pattern Energy and the other parties named therein, which is incorporated by reference herein as Exhibit 10.6.

Affiliate Contracts

In connection with the Tsugaru Transactions and the 84 MW Transactions, Pattern Energy will acquire six contracts with affiliate counterparties of Pattern Energy, including construction services agreements and related development agreements (collectively, the “Affiliate Contracts”). The estimated aggregate amount of payments to be made over the life of the projects to the affiliate counterparties under the Affiliate Contracts equals ¥4 billion, which amount is subject to adjustments, including, but not limited to, adjustments to account for changes to the construction period of the applicable project and/or extending the term of the construction management team’s service of the applicable project.

Conflicts Committee Consideration

Each of the Tsugaru PSAs, the 84 MW PSAs, the Deferred Payment Agreement, the Affiliate Contracts, all of the transactions contemplated thereby and the waiver of the ROFO, in each case, were recommended by the Conflicts Committee, which is comprised solely of independent directors, for approval by Pattern Energy’s Board of Directors, and approved by the Board of Directors. The Conflicts Committee was advised on financial matters by Evercore Group L.L.C., which also provided a fairness opinion.

Item 7.01. Regulation FD Disclosure.

On February 26, 2018, Pattern Energy issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit Number	Description
10.1	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Pattern Energy Group LP dated as of February 26, 2018 related to interests in Green Power Tsugaru GK
10.2	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Green Power Investment Corporation dated as of February 26, 2018 related to interests in Green Power Tsugaru GK
10.3	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Pattern Energy Group LP dated as of February 26, 2018 related to interests in GK Green Power Kanagi, GK Green Power Otsuki and GK Green Power Futtsu.
10.4	Purchase and Sale Agreement by and between Pattern Energy Group Inc. and Green Power Investment Corporation dated as of February 26, 2018 related to interests in GK Green Power Kanagi, GK Green Power Otsuki and Otsuki Wind Power Corporation.
10.5	Deferred Payment Agreement by and between Pattern Energy Group Inc. and Pattern Energy Group LP dated as of February 26, 2018.
10.6	Amended and Restated Purchase Rights Agreement by and among Pattern Energy Group LP, Pattern Energy Group Inc. and (solely with respect to Article IV) Pattern Energy Group Holdings LP and Pattern Energy GP LLC dated as of June 16, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 19, 2017).
99.1	Press release issued by Pattern Energy Group Inc. dated February 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2018

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: Secretary